                                                                   EXHIBIT 10.11


                          VOLUNTARY POOLING AGREEMENT
                          ===========================


          THIS VOLUNTARY POOLING AGREEMENT is made and dated effective (the
          --------------------------------
"Effective Date") as of the 30/th/ day of November 2000.


BETWEEN:
-------

                  The SHAREHOLDERS of HYPERSTEALTH BIOTECHNOLOGY CORPORATION
                      ------------    --------------------------------------
                  ("Hyperstealth") listed in Schedule "A" hereto who have
                    ------------
                  executed this Agreement and who hereby agree amoungst themselves to the terms hereof;

                  ( Such Shareholders are hereinafter referred to collectively as the "Shareholders");

                                                               OF THE FIRST PART
                                                               -----------------
AND:
---

                  STOCKTRANS, INC. or such escrow agent as they may appoint or
                  ------------------------------------------------------------
                  such escrow agent as subsequently appointed by the
                  --------------------------------------------------
                  Shareholders, of 44 Lancaster Ave., Ardmore, PA, 19003
                  ------------

                  (hereinafter referred to as the "Escrow Agent");

                                                              OF THE SECOND PART
                                                              ------------------

                  (the Shareholders and the Escrow Agent being hereinafter also singularly referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).


WHEREAS:
-------
A. The Shareholders are the owners of shares (the "Shares") listed in Schedule "A" hereto in Hyperstealth and the Shareholders have agreed to pool their shares on the terms hereof and for the purposes hereof with the Escrow Agent;


                  NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration
                  --------------------------------------
of the premises and consideration now provided by each of the Parties hereto, each to the other (the receipt whereof is hereby acknowledged), and in further consideration of the mutual covenants and conditions hereinafter contained, the Parties hereto agree as follows:


1. The Shareholders hereby severally agree each with the other that their shares set forth in Schedule "A" hereto shall issue into possession of the Escrow Agent, which shall hold the same in trust under the terms of this pool for the benefit of the Shareholders as listed in Schedule "A" hereto and the Shares shall be held pursuant to this pool and may only be released in accordance with the hereafter terms.

2. The Shares shall not be traded, shall remain subject to pool during any legally required hold period and become available for trading and may be released and sold only in the following manner and at the following times (the full extent of time herein called the "Pool Term"):


         (a) 30% of the Shares shall be released to the respective shareholders immediately on the posting and calling for trading of the Shares of Hyperstealth on the Over-the-Counter Bulletin Board (or any other exchange) in accordance with each Shareholder's shareholdings (the "First Release");


         (b) A further 30% of the Shares shall be released to the respective shareholders 12 months following the First Release and shall thereafter be governed by the same terms as the First Release; and


         (c) The final 40% of the Shares shall be released to the respective shareholders 15 months following the First Release and shall thereafter be governed by the same terms as the First Release.


3. Each of the Shareholders hereby acknowledges that none of the Shares of the Company to be delivered to the Escrow Agent pursuant to paragraph "1." were delivered to the Escrow Agent in response to any terms imposed by any regulatory authority having jurisdiction over the Company and that this Agreement has been entered into on a strictly voluntary basis as set forth above.

4. Each of the Shareholders shall be entitled to a letter or receipt from the Escrow Agent stating the number of Shares represented by certificates held for such Shareholder by the Escrow Agent subject to the terms of this Agreement, but such letter or receipt shall not be assignable.

5. Except with the prior written consent of each and everyone of the Parties hereto, the Shareholders shall not sell, deal in, assign, transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever any of the said Shares or beneficial ownership of or any interest in them; and the Escrow Agent shall not accept or acknowledge any transfer, assignment, declaration of trust or any other document evidencing a change in legal or beneficial ownership of any interest in the said Shares, except as may be required by reason of the death or bankruptcy of any one or more of the Shareholders, subject to this Agreement for whatsoever person or persons, firm or corporation who may thus become legally entitled thereto.


6. This Agreement shall enure to the benefit of and be binding upon the Parties hereto, their and each of their heirs, executors, administrators, successors and permitted assigns.


7. This Agreement may be executed in several parts in the same form and such part as so executed shall together constitute one original agreement and such parts, if more than one, shall be read together and construed as if all the signing Parties hereto had executed one copy of this Agreement.


8. The Parties hereto agree that in consideration of the Escrow Agent agreeing to act as Escrow Agent as aforesaid, the Shareholders do hereby warrant hereby and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors and assigns, from and against all loss, costs, charges, damages and expenses, including reasonable counsel fees, which the Escrow Agent, its successors or assigns, may at any time to times hereafter bear, sustain, suffer or be put to for or by reason or on account of its acting as Escrow Agent pursuant to this Agreement.


9. The Parties do hereby agree to discharge and release the Escrow Agent from any and all claims that may arise from the actions of the Escrow Agent in the performance hereof except actions of gross negligence and fraud.


10. The Parties acknowledge that they have sought independent legal advice for this transaction.


11. It is further agreed by and between the Parties hereto and without restricting the foregoing indemnity, that in case proceedings should hereafter be taken in any Court respecting the Shares hereby pooled, the Escrow Agent shall not be obliged to defend any such action or submit its rights to the Court until it shall have been indemnified by other good and sufficient security in addition to the indemnity hereinbefore given against its costs of such proceedings.


12. The Escrow Agent may resign from its duties and responsibilities if it gives each of the Parties hereto three calendar days' written notice in advance. Upon receipt of notice of the Escrow Agent's intention to resign, the Parties shall, within three calendar days, select a replacement escrow agent and jointly advise the Escrow Agent in writing to deliver the Shares to the replacement escrow agent. If the Parties fail to agree on a replacement escrow agent within three calendar days of such notice, the replacement escrow agent shall be selected by a Judge of the Supreme Court of the Province of British Columbia upon application by any Party hereto. The Escrow Agent shall continue to be bound by this Agreement until the replacement escrow agent has been selected and the Escrow Agent receives and complies with the joint instructions of the Parties to deliver the Shares to the replacement escrow agent. The Parties agree to enter into a new pooling agreement substantially in the same form of this Agreement with the replacement escrow agent.


13. This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the Parties in respect of the subject matter of this Agreement.


14. This Agreement may be assigned by the Escrow Agent to another Escrow Agent or transfer agent and registrar at any time without the prior consent of the other Parties.

15. Any notice or notification to be given by one party to this Agreement to the other party to this Agreement shall be in writing and delivered or sent, by first class insured mail, or by facsimile transmission or any other form of written recorded communication to the following address:


         The Shareholder:           c/o Suite 2300 - 1066 West Hastings St.
                                    Vancouver, British Columbia  V6E 3X2


         The Escrow Agent:          44 Lancaster Ave.
                                    Ardmore, PA, 19003



         or to such other address as the party to whom such notice or communication is to be given shall have last designated to the party giving the same in the manner specified in this paragraph 12. Any such notice or communication shall be deemed to have been given on the day it is so delivered or sent, or the next following business day if delivery is outside of ordinary business hours.


16. The Shareholders shall pay the Escrow Agent for the above-mentioned services and for all services rendered above and beyond those basic services required to fulfill its obligations hereunder, in accordance with the existing tariff of fees, which tariff is subject to revision from time to time on 30 days' written notice, during the term of this Agreement and shall reimburse the Escrow Agent for all costs and expenses including expert consultant and legal fees and disbursements incurred for the carrying out of its duties hereunder.


17. This Agreement will be deemed to have been made and will be construed in accordance with the laws of the Province of British Columbia and will be treated in all respects as a British Columbia contract and the courts in British Columbia will have exclusive jurisdiction over any disputes arising out of this Agreement.


18. This Agreement may be executed in counterparts, and if so executed, all such parts will be read as constituting one agreement in the same manner as if all parties executing this Agreement in counterparts were signatories to one copy of this Agreement.


                  IN WITNESS WHEREOF the Parties have executed these presents as
                  ------------------
and from the day and year above written.


STOCKTRANS, INC.                    )
                                    )
/s/ illegible                       )
------------------------------------)
Per: Authorized Signatory           )

                                 SCHEDULE "A"
                                 ------------

          To the Voluntary Pooling Agreement made as of the 30th day of November, 2000.

-----------------------------------------------------------------------------------------------------------------------------
     Name and Address of Shareholder                       Signature                          Number of Shares Held
     -------------------------------                       ---------                          ---------------------
                                              (Please sign in the space provided)
-----------------------------------------------------------------------------------------------------------------------------
LOM NOMINEES LIMITED                          /s/ [ILLEGIBLE]^^                                     200,000
The LOM Building
27 Reid Street, Hamilton HM 11
Bermuda
-----------------------------------------------------------------------------------------------------------------------------
VERMETTE, CLIFF                                                                                      25,000


-----------------------------------------------------------------------------------------------------------------------------
MACINNES, KATHLEEN                            /s/ Kathleen Macinnes                                  15,000
#2 - 915 Fort Fraser Rise
Port Coquitlam, B.C.  V3C 6K3
-----------------------------------------------------------------------------------------------------------------------------
GRABAS, MARK                                                                                         10,000


-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
BERTOIA, KENNETH (RRSP Acct.# 494 74684
11) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
Bertoia: 644 Claremont St.,
Coq., B.C., V3J 3T4
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for CLARKE, JEFF                                                              10,000
(Acct.#9GSAKOS)
Clarke: RR#2, Site 35, Comp. E-7,
Peachland, B.C.
-----------------------------------------------------------------------------------------------------------------------------
SCOTIAMCLEOD in Trust for DALES, WALTER                                                              10,000
(RRSP Acct.# 800 43188 15) 1100 - 650 W.
Georgia St., Van., B.C., V6B 4N9
Dales: 3120 Cambridge St.,
P. Coquitlam, B.C., V3B 6H8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EAKINS, KAREN                                                             10,000
(Acct.#72CBCRS)
Eakins: 21840 - 44A Ave.,
Langley, B.C., V3A 8E1
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EDGECOMBE,                                                                20,000
BERNADETTE (Acct.#8BABJ1S)
Edgecombe: RR#2, S4-C1,
Gibsons, B.C., V0N 1V0
-----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE "A"
                                 ------------

          To the Voluntary Pooling Agreement made as of the ____ th day of November, 2000.

-----------------------------------------------------------------------------------------------------------------------------
     Name and Address of Shareholder                       Signature                          Number of Shares Held
     -------------------------------                       ---------                          ---------------------
                                              (Please sign in the space provided)
-----------------------------------------------------------------------------------------------------------------------------
LOM NOMINEES LIMITED                                                                                200,000
The LOM Building
27 Reid Street, Hamilton HM 11
Bermuda
-----------------------------------------------------------------------------------------------------------------------------
VERMETTE, CLIFF                                                                                      25,000


-----------------------------------------------------------------------------------------------------------------------------
MACINNES, KATHLEEN                            /s/ Kathleen Macinnes                                  15,000
#2 - 915 Fort Fraser Rise
Port Coquitlam, B.C.  V3C 6K3
-----------------------------------------------------------------------------------------------------------------------------
GRABAS, MARK                                                                                         10,000


-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
BERTOIA, KENNETH (RRSP Acct.# 494 74684
11) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
Bertoia: 644 Claremont St.,
Coq., B.C., V3J 3T4
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for CLARKE, JEFF                                                              10,000
(Acct.#9GSAKOS)
Clarke: RR#2, Site 35, Comp. E-7,
Peachland, B.C.
-----------------------------------------------------------------------------------------------------------------------------
SCOTIAMCLEOD in Trust for DALES, WALTER                                                              10,000
(RRSP Acct.# 800 43188 15) 1100 - 650 W.
Georgia St., Van., B.C., V6B 4N9
Dales: 3120 Cambridge St.,
P. Coquitlam, B.C., V3B 6H8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EAKINS, KAREN                                                             10,000
(Acct.#72CBCRS)
Eakins: 21840 - 44A Ave.,
Langley, B.C., V3A 8E1
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EDGECOMBE,                                                                20,000
BERNADETTE (Acct.#8BABJ1S)
Edgecombe: RR#2, S4-C1,
Gibsons, B.C., V0N 1V0
-----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE "A"
                                 ------------

          To the Voluntary Pooling Agreement made as of the ____ th day of November, 2000.

-----------------------------------------------------------------------------------------------------------------------------
     Name and Address of Shareholder                       Signature                          Number of Shares Held
     -------------------------------                       ---------                          ---------------------
                                              (Please sign in the space provided)
-----------------------------------------------------------------------------------------------------------------------------
LOM NOMINEES LIMITED                                                                                200,000
The LOM Building
27 Reid Street, Hamilton HM 11
Bermuda
-----------------------------------------------------------------------------------------------------------------------------
VERMETTE, CLIFF                                     /s/ C. Vermette                                  25,000


-----------------------------------------------------------------------------------------------------------------------------
MACINNES, KATHLEEN                                                                                   15,000
#2 - 915 Fort Fraser Rise
Port Coquitlam, B.C.  V3C 6K3
-----------------------------------------------------------------------------------------------------------------------------
GRABAS, MARK                                                                                         10,000


-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
BERTOIA, KENNETH (RRSP Acct.# 494 74684
11) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
Bertoia: 644 Claremont St.,
Coq., B.C., V3J 3T4
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for CLARKE, JEFF                                                              10,000
(Acct.#9GSAKOS)
Clarke: RR#2, Site 35, Comp. E-7,
Peachland, B.C.
-----------------------------------------------------------------------------------------------------------------------------
SCOTIAMCLEOD in Trust for DALES, WALTER                                                              10,000
(RRSP Acct.# 800 43188 15) 1100 - 650 W.
Georgia St., Van., B.C., V6B 4N9
Dales: 3120 Cambridge St.,
P. Coquitlam, B.C., V3B 6H8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EAKINS, KAREN                                                             10,000
(Acct.#72CBCRS)
Eakins: 21840 - 44A Ave.,
Langley, B.C., V3A 8E1
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EDGECOMBE,                                                                20,000
BERNADETTE (Acct.#8BABJ1S)
Edgecombe: RR#2, S4-C1,
Gibsons, B.C., V0N 1V0
-----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE "A"
                                 ------------

          To the Voluntary Pooling Agreement made as of the ____ th day of November, 2000.

-----------------------------------------------------------------------------------------------------------------------------
     Name and Address of Shareholder                       Signature                          Number of Shares Held
     -------------------------------                       ---------                          ---------------------
                                              (Please sign in the space provided)
-----------------------------------------------------------------------------------------------------------------------------
LOM NOMINEES LIMITED                                                                                200,000
The LOM Building
27 Reid Street, Hamilton HM 11
Bermuda
-----------------------------------------------------------------------------------------------------------------------------
VERMETTE, CLIFF                                                                                      25,000


-----------------------------------------------------------------------------------------------------------------------------
MACINNES, KATHLEEN                                                                                   15,000
#2 - 915 Fort Fraser Rise
Port Coquitlam, B.C.  V3C 6K3
-----------------------------------------------------------------------------------------------------------------------------
GRABAS, MARK                                      /s/ Mark Grabas                                    10,000


-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
BERTOIA, KENNETH (RRSP Acct.# 494 74684
11) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
Bertoia: 644 Claremont St.,
Coq., B.C., V3J 3T4
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for CLARKE, JEFF                                                              10,000
(Acct.#9GSAKOS)
Clarke: RR#2, Site 35, Comp. E-7,
Peachland, B.C.
-----------------------------------------------------------------------------------------------------------------------------
SCOTIAMCLEOD in Trust for DALES, WALTER                                                              10,000
(RRSP Acct.# 800 43188 15) 1100 - 650 W.
Georgia St., Van., B.C., V6B 4N9
Dales: 3120 Cambridge St.,
P. Coquitlam, B.C., V3B 6H8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EAKINS, KAREN                                                             10,000
(Acct.#72CBCRS)
Eakins: 21840 - 44A Ave.,
Langley, B.C., V3A 8E1
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for                    /s/ Edgecombe, Bernadette                              20,000
EDGECOMBE, BERNADETTE (Acct.#8BABJ1S)
Edgecombe: RR#2, S4-C1,
Gibsons, B.C., V0N 1V0
-----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE "A"
                                 ------------

          To the Voluntary Pooling Agreement made as of the ____ th day of November, 2000.

-----------------------------------------------------------------------------------------------------------------------------
     Name and Address of Shareholder                       Signature                          Number of Shares Held
     -------------------------------                       ---------                          ---------------------
                                              (Please sign in the space provided)
-----------------------------------------------------------------------------------------------------------------------------
LOM NOMINEES LIMITED                                                                                200,000
The LOM Building
27 Reid Street, Hamilton HM 11
Bermuda
-----------------------------------------------------------------------------------------------------------------------------
VERMETTE, CLIFF                                                                                      25,000


-----------------------------------------------------------------------------------------------------------------------------
MACINNES, KATHLEEN                                                                                   15,000
#2 - 915 Fort Fraser Rise
Port Coquitlam, B.C.  V3C 6K3
-----------------------------------------------------------------------------------------------------------------------------
GRABAS, MARK                                                                                         10,000


-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
BERTOIA, KENNETH (RRSP Acct.# 494 74684
11) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
Bertoia: 644 Claremont St.,
Coq., B.C., V3J 3T4
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for CLARKE, JEFF                                                              10,000
(Acct.#9GSAKOS)
Clarke: RR#2, Site 35, Comp. E-7,
Peachland, B.C.
-----------------------------------------------------------------------------------------------------------------------------
SCOTIAMCLEOD in Trust for DALES, WALTER       /s/ Dales, Walter                                      10,000
(RRSP Acct.# 800 43188 15) 1100 - 650 W.
Georgia St., Van., B.C., V6B 4N9
Dales: 3120 Cambridge St.,
P. Coquitlam, B.C., V3B 6H8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EAKINS, KAREN                                                             10,000
(Acct.#72CBCRS)
Eakins: 21840 - 44A Ave.,
Langley, B.C., V3A 8E1
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for                    /s/ B. Edgecombe                                       20,000
EDGECOMBE, BERNADETTE (Acct.#8BABJ1S)
Edgecombe: RR#2, S4-C1,
Gibsons, B.C., V0N 1V0
-----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE "A"
                                 ------------

          To the Voluntary Pooling Agreement made as of the ____ th day of November, 2000.

-----------------------------------------------------------------------------------------------------------------------------
     Name and Address of Shareholder                       Signature                          Number of Shares Held
     -------------------------------                       ---------                          ---------------------
                                              (Please sign in the space provided)
-----------------------------------------------------------------------------------------------------------------------------
LOM NOMINEES LIMITED                                                                                200,000
The LOM Building
27 Reid Street, Hamilton HM 11
Bermuda
-----------------------------------------------------------------------------------------------------------------------------
VERMETTE, CLIFF                                                                                      25,000


-----------------------------------------------------------------------------------------------------------------------------
MACINNES, KATHLEEN                                                                                   15,000
#2 - 915 Fort Fraser Rise
Port Coquitlam, B.C.  V3C 6K3
-----------------------------------------------------------------------------------------------------------------------------
GRABAS, MARK                                                                                         10,000


-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
BERTOIA, KENNETH (RRSP Acct.# 494 74684
11) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
Bertoia: 644 Claremont St.,
Coq., B.C., V3J 3T4
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for CLARKE, JEFF       /s/ Jeff Clarke                                        10,000
(Acct.#9GSAKOS)
Clarke: RR#2, Site 35, Comp. E-7,
Peachland, B.C.
-----------------------------------------------------------------------------------------------------------------------------
SCOTIAMCLEOD in Trust for DALES, WALTER       /s/ Walter Dales                                       10,000
(RRSP Acct.# 800 43188 15) 1100 - 650 W.
Georgia St., Van., B.C., V6B 4N9
Dales: 3120 Cambridge St.,
P. Coquitlam, B.C., V3B 6H8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EAKINS, KAREN                                                             10,000
(Acct.#72CBCRS)
Eakins: 21840 - 44A Ave.,
Langley, B.C., V3A 8E1
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for                                                                           20,000
EDGECOMBE, BERNADETTE (Acct.#8BABJ1S)
Edgecombe: RR#2, S4-C1,
Gibsons, B.C., V0N 1V0
-----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE "A"
                                 ------------

          To the Voluntary Pooling Agreement made as of the ____ th day of November, 2000.

-----------------------------------------------------------------------------------------------------------------------------
     Name and Address of Shareholder                       Signature                          Number of Shares Held
     -------------------------------                       ---------                          ---------------------
                                              (Please sign in the space provided)
-----------------------------------------------------------------------------------------------------------------------------
LOM NOMINEES LIMITED                                                                                200,000
The LOM Building
27 Reid Street, Hamilton HM 11
Bermuda
-----------------------------------------------------------------------------------------------------------------------------
VERMETTE, CLIFF                                                                                      25,000


-----------------------------------------------------------------------------------------------------------------------------
MACINNES, KATHLEEN                                                                                   15,000
#2 - 915 Fort Fraser Rise
Port Coquitlam, B.C.  V3C 6K3
-----------------------------------------------------------------------------------------------------------------------------
GRABAS, MARK                                                                                         10,000


-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for     /s/ Kenneth Bertoia                                    10,000
BERTOIA, KENNETH (RRSP Acct.# 494 74684
11) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
Bertoia: 644 Claremont St.,
Coq., B.C., V3J 3T4
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for CLARKE, JEFF       /s/ Jeffrey Clarke                                     10,000
(Acct.#9GSAKOS)
Clarke: RR#2, Site 35, Comp. E-7,
Peachland, B.C.
-----------------------------------------------------------------------------------------------------------------------------
SCOTIAMCLEOD in Trust for DALES, WALTER                                                              10,000
(RRSP Acct.# 800 43188 15) 1100 - 650 W.
Georgia St., Van., B.C., V6B 4N9
Dales: 3120 Cambridge St.,
P. Coquitlam, B.C., V3B 6H8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EAKINS, KAREN                                                             10,000
(Acct.#72CBCRS)
Eakins: 21840 - 44A Ave.,
Langley, B.C., V3A 8E1
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for                                                                           20,000
EDGECOMBE, BERNADETTE (Acct.#8BABJ1S)
Edgecombe: RR#2, S4-C1,
Gibsons, B.C., V0N 1V0
-----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE "A"
                                 ------------

          To the Voluntary Pooling Agreement made as of the ____ th day of November, 2000.

-----------------------------------------------------------------------------------------------------------------------------
     Name and Address of Shareholder                       Signature                          Number of Shares Held
     -------------------------------                       ---------                          ---------------------
                                              (Please sign in the space provided)
-----------------------------------------------------------------------------------------------------------------------------
LOM NOMINEESLIMITED                                                                                 200,000
The LOM Building
27 Reid Street, Hamilton HM 11
Bermuda
-----------------------------------------------------------------------------------------------------------------------------
VERMETTE, CLIFF                                                                                      25,000


-----------------------------------------------------------------------------------------------------------------------------
MACINNES, KATHLEEN                                                                                   15,000
#2 - 915 Fort Fraser Rise
Port Coquitlam, B.C.  V3C 6K3
-----------------------------------------------------------------------------------------------------------------------------
GRABAS, MARK                                                                                         10,000


-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for     /s/ K. Bertoia                                         10,000
BERTOIA, KENNETH (RRSP Acct.# 494 74684
11) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
Bertoia: 644 Claremont St.,
Coq., B.C., V3J 3T4
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for CLARKE, JEFF                                                              10,000
(Acct.#9GSAKOS)
Clarke: RR#2, Site 35, Comp. E-7,
Peachland, B.C.
-----------------------------------------------------------------------------------------------------------------------------
SCOTIAMCLEOD in Trust for DALES, WALTER                                                              10,000
(RRSP Acct.# 800 43188 15) 1100 - 650 W.
Georgia St., Van., B.C., V6B 4N9
Dales: 3120 Cambridge St.,
P. Coquitlam, B.C., V3B 6H8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EAKINS, KAREN      /s/ Karen Eakins                                       10,000
(Acct.#72CBCRS)
Eakins: 21840 - 44A Ave.,
Langley, B.C., V3A 8E1
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for                                                                           20,000
EDGECOMBE, BERNADETTE (Acct.#8BABJ1S)
Edgecombe: RR#2, S4-C1,
Gibsons, B.C., V0N 1V0
-----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE "A"
                                 ------------

          To the Voluntary Pooling Agreement made as of the ____ th day of November, 2000.

-----------------------------------------------------------------------------------------------------------------------------
     Name and Address of Shareholder                       Signature                          Number of Shares Held
     -------------------------------                       ---------                          ---------------------
                                              (Please sign in the space provided)
-----------------------------------------------------------------------------------------------------------------------------
LOM NOMINEES LIMITED                                                                                200,000
The LOM Building
27 Reid Street, Hamilton HM 11
Bermuda
-----------------------------------------------------------------------------------------------------------------------------
VERMETTE, CLIFF                                                                                      25,000


-----------------------------------------------------------------------------------------------------------------------------
MACINNES, KATHLEEN                                                                                   15,000
#2 - 915 Fort Fraser Rise
Port Coquitlam, B.C.  V3C 6K3
-----------------------------------------------------------------------------------------------------------------------------
GRABAS, MARK                                                                                         10,000


-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
BERTOIA, KENNETH (RRSP Acct.# 494 74684
11) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
Bertoia: 644 Claremont St.,
Coq., B.C., V3J 3T4
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for CLARKE, JEFF                                                              10,000
(Acct.#9GSAKOS)
Clarke: RR#2, Site 35, Comp. E-7,
Peachland, B.C.
-----------------------------------------------------------------------------------------------------------------------------
SCOTIAMCLEOD in Trust for DALES, WALTER                                                              10,000
(RRSP Acct.# 800 43188 15) 1100 - 650 W.
Georgia St., Van., B.C., V6B 4N9
Dales: 3120 Cambridge St.,
P. Coquitlam, B.C., V3B 6H8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for EAKINS, KAREN      /s/ Karen Eakins                                       10,000
(Acct.#72CBCRS)
Eakins: 21840 - 44A Ave.,
Langley, B.C., V3A 8E1
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for                                                                           20,000
EDGECOMBE, BERNADETTE (Acct.#8BABJ1S)
Edgecombe: RR#2, S4-C1,
Gibsons, B.C., V0N 1V0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust       /s/ William McLaren                                    10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM                                                                10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5                    /s/ Ramona Ralph
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM                                                                10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,      /s/ Ronald L. Featherstone                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM                                                                10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                               /s/ Larry Lawrence                                     20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM                                                                10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for     /s/ Robert McFegan                                     10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM                                                                10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for     /s/ Robert Newmarch                                    10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM                                                                10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL      /s/ Michael Reid                                       10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM                                                                10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER     /s/ Peter McFegan                                      10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM                                                                10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,          /s/ Susan Langdeau                                     20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM                                                                10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM         /s/ Cam Smith                                          10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for FEATHERSTONE,                                                             10,000
RON
Featherstone: 13564 - 14A Ave.,
Surrey, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for LANGDEAU,                                                                 20,000
SUSAN (Acct.#9HDBL5S)
Langdeau: 12474 Laity Street,
Maple Ridge, B.C., V2X 5B5
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE, LARRY                                                                                      20,000
88 - 2165 Fortress Dr.,
P. Coquitlam, B.C., V3C 6E8
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for MCFEGAN, PETER                                                            10,000
(Acct.#72CBPSS)
McFegan:
Pitt Meadows, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
MCFEGAN, ROBERT (RRSP Acct.# 497 33900
18) 2100 - 666 Burrard St., Van., B.C.,
V6C 3B1
McFegan: 14 - 788 Citadel Dr.,
P. Coquitlam, B.C., V3C 6G9
-----------------------------------------------------------------------------------------------------------------------------
FIRST MARATHON SECURITIES LTD. in Trust                                                              10,000
for MCLAREN, WILLIAM (RRSP Acct.# 4BZ0RVS)
First Marathon: 3000-130 King St.W.,
Tor., Ont., V5X 1J9
McLaren: 27 Birchwynd,
Anmore, B.C., V3C 4Y5
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
RBC DOMINION SECURITIES INC. in Trust for                                                            10,000
RALPH, RAMONA (RRSP Acct.#497 47001 16)
2100 - 666 Burrard St., Van., B.C., V6C
3B1
Ralph: 23604 - 116/th/ Ave.,
Maple Ridge, B.C., V4R 2C5
-----------------------------------------------------------------------------------------------------------------------------
NESBITT BURNS in Trust for REID, MICHAEL                                                             10,000
(RRSP Acct.#826 06671 11)
Nesbitt Burns: 1800 - 885 W. Georgia St.,
Van., B.C., V6C 3E8
Reid: Richmond, B.C.
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH in Trust for SMITH, CAM         /s/ Cam Smith                                          10,000
(Acct.#72CBRES)
Smith: 5636 - 184/th/ St.,
Surrey, B.C., V3S 4M9
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------
MERRILL LYNCH in Trust for SMITH, SYD        /s/ Faxed Signature                                     10,000
(Acct.#72CBQ4S)
Smith: 6188 - 180th St.,
Surrey, B.C., V3S 4L6
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
MERRILL LYNCH in Trust for UOTUK, TERRY      /s/ Terry Uotuk                                         10,000
(Acct.#9GSAK4S)
Uotuk: 20635 - 91A Ave.,
Langley, B.C.
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
MERRILL LYNCH in Trust for VEALE, GERRY      /s/ Gerry Veale                                         10,000
(Acct.#9GSAKKS)
Veale: R.R.#4, S7-C60
Gibsons, B.C., V0N 1V0
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
RBC DOMINION SECURITIES INC. in Trust for    /s/ Robert Newmarch                                     10,000
NEWMARCH, ROBERT (Acct.#497 54842 15)
3791 Royalmore Ave.,
Richmond, B.C.
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
HAYWOOD SECURITIES INC. in Trust for         /s/ Peter Meyer                                         20,000
PETER MEYER (RRSP 160-2423-6)
Meyer: 683 - 1755 Robson St.,
Vancouver, B.C., V6G 3B7
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
UOTUK, LAURA                                 /s/ Laura Uotuk                                         10,000
1407 Charland Ave., Coquitlam, B.C., V3K
3L4
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
CRAMER, DAVID                                /s/ David Cramer                                        10,000
110 - 4630 Ponderosa Drive, Peachland,
B.C., V0H 1X0
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
MCFEGAN, ELAINE                              /s/ E. McFegan                                          10,000
1273 Coutts Pl., P. Coquitlam, B.C., V3C
5Y9
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
MCFEGAN, ROBERT                              /s/ Robert McFegan                                      10,000
14 - 788 Citadel Dr., P. Coquitlam, B.C.,
V3C 6G9
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
MEADOW VENTURES LTD.                         /s/ [signature illegible]                               27,000
9192 - 206 Street, Langley, B.C., V1M 2X2
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
THOMAS, GORD                                 /s/ Thomas Gord                                         10,000
8069 Heather Street, Vancouver, B.C.
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
DARBYSHIRE, BRIAN & JANICE                                                                           10,000
211 - 60th St., Salmon Arm, B.C., V1E 1Y2
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
WARNER, BRANDON                              /s/ Brandon Warner                                      10,000
P.O. 29533, Maple Ridge, B.C., V2X 0V2
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
EDGECREEK DEVELOPMENTS                       /s/ Brandon Warner                                      10,000
P.O. 29533, Maple Ridge, B.C., V2X 0V2
------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------
WILTON, WALTER                               /s/ Walter Wilton                                       10,000
12603 Hardy St., Maple Ridge, B.C.
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
HAGEDORN, BLAINE                             /s/ Blaine Hagedorn                                     10,000
P.O. Box 370, Gibsons, B.C., V0N 1V0
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ACTON, SANDY                                 /s/ Sandy Acton                                         20,000
RR#2, S4E-C8, Gibsons, B.C., V0N 1V0
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
LANGLOIS, ROGER                              /s/ Roger Langlois                                      10,000
RR#2, S4-C1, Gibsons, B.C., V0N 1V0
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
VENTREJCA, PAOLO                             /s/ Paolo Ventrejca                                     10,000
1064 Nanaimo St., Vancouver, B.C., V5L 4T2
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ANSARI, SOFIA                                /s/ Sofia Ansari                                        10,000
534 - 14th St. W., N. Vancouver, B.C.,
V7M 1P9
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
REITSMA, DON                                 /s/ Don Reitsma                                         10,000
16781 - 84th Ave., Surrey, B.C., V4N 4W1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ANSARI, ASRAR                                /s/ Asrar Ansari                                        20,000
534 - 14th St. W., N. Vancouver, B.C.,
V7M 1P9
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BERNARD, RANDY                               /s/ Randy Bernard                                       30,000
2633 Parker St., Vancouver, B.C., V5K 2T5
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
STREET, JANICE                               /s/ Janice Street                                       10,000
1082 Linnae Ave., N. Vancouver, B.C., V7R
1Z4
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
CLOCKWISE VENTURES                           /s/ Steve Street                                        10,000
408 - 2001 Wall St., Vancouver, B.C., V5L
5E4
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BAIRD, WILLIAM ARTHER                        /s/ William Baird                                       20,000
2740 Anchor Way, Pender Island, B.C., V0N
2M0
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BRUNNER, RAY W.                              /s/ Ray W. Brunner                                      10,000
2254 Swinburne, N. Vancouver, B.C., V7H
1L1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
CROSBY, JACK A.                              /s/ Jack Crosby                                         10,000
1849 Foster, Ave. Coquitlam, B.C., V3J 7K8
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ANDERSON, LORRAINE V.                        /s/ L V Anderson                                        10,000
9083 - 112th St., Delta, B.C.
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
RESECK, JOHN JR.                             /s/ John Reseck, Jr.                                    10,000
10215 - 170A St., Surrey, B.C., V4N 4N6
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ALLEN, JERRY-LEE                             /s/ Jerry Lee Allen                                     10,000
4347 Victory St., Burnaby, B.C., V5J 1R1
------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------
ELLIOTT, SHARI                              /s/ Shari Elliott                                       10,000
207 - 555 North Road, Coquitlam, B.C.,
V3J 1N8
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BRENNAN, DAVID                               /s/ David Brennan                                       10,000
16A Stevens Rd., Singapore, 257832
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ROZIC, STAN S.                               /s/ Stan Rozic                                          10,000
6457 Lougheed Hwy., Burnaby, B.C., V5B 3A1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ROZIC, VERA                                 /s/ Vera Rozic                                           10,000
6457 Lougheed Hwy., Burnaby, B.C., V5B 3A1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
HUGHES, RON                                  /s/ Ron Hughes                                          10,000
7430 Mark Crescent, Burnaby, B.C., V5A 1Z3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BURNS, KEVIN                                 /s/ faxed signature                                     10,000
P.O. Box 18, Merville, B.C.,
V0R 2M0
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
HARRIS, DR. DAVID E.                         /s/ David E. Harris                                     10,000
7605 - 6th St., Burnaby, B.C., V3N 3M6
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
KJRJ HOLDING                                 /s/ [signature illegible]                               10,000
5726 Ferguson Court, Delta, B.C., V4L 2J4
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
NICOLETTE, FRANK N.                          /s/ Frank Nicolette                                     10,000
3640 Nanaimo Cr., Abbotsford, B.C.
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BENEDICTSON, TRACEY                          /s/ Tracey Benedictson                                  10,834
1 - 9958 149th St., Surrey, B.C., V3R 7W7
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
FISHER, ELAINE                               /s/ Elaine Fisher                                       10,000
7379 Moniecita Dr., Burnaby, B.C., V5A 1R4
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
WELSH DEVELOPMENT CO. LTD.                   /s/ Fred Welsh                                          20,000
720 Beatty St., Vancouver, B.C.
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
WELSH, FRED                                  /s/ Fred Welsh                                          20,000
5040 The Byway, West Vancouver, B.C., V7W
1L7
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
FALBO, VINCE                                 /s/ Vince Falbo                                         10,000
6311 - 190th St., Surrey, B.C., V3S 8G7
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BOOTH, INNES                                 /s/ Innes Booth                                         10,000
4579 Capilano Rd., North Vancouver, B.C.,
V7R 4K2
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BENIDICTSON, VERN                            /s/ Vern Benedictson                                    10,000
419 Red Wing Court, Penticton, B.C., V2A
8N7
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BENNEDICTSON, GAIL                           /s/ Gail Benedictson                                    10,000
419 Red Wing Court, Penticton, B.C., V2A
8N7
------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------
DEMOS, JOHN                                  /s/ John Demos                                          10,000
207 - 371 Ellesmere Ave., Burnaby, B.C.,
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
MATULIK, IVAN                                /s/ Ivan Matulik                                        10,000
1107 - 1288 West Georgia St., Vancouver,
B.C., V6E 4R3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
LAU, GERELD                                  /s/ Gereld Lau                                          10,000
1648 Scarborough Cres., Port Coquitlam,
B.C., V3C 2R1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
CHOR, VIRGINIA                               /s/ Virginia Chor                                       10,000
4237 Gilpin Cres., Burnaby, B.C., V5G 2K3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
TAK, BRAD                                    /s/ Nicole Tak                                          10,000
303 - 668 Carnarvon, New Westminster,
B.C., V3M 5Y6
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
CHAUHAN, UTTAM                               /s/ Uttam Chauhan                                       10,000
5262 Hardwick Street, Burnaby, B.C., V5G
1P9
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
OBCENA, CECILE                               /s/ Cecile Obcena                                       10,000
2217 Brookmount Ave., Port Moody, B.C.,
V3H 2L2
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ARBORAK, GORD                                /s/ Gord Arborak                                        10,000
3934 E. 1st Ave., Burnaby, B.C., V5C 5S3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
DHUT, TERRY                                  /s/ Terry Dhut                                          10,000
12113 Cherrywood Dr., Maple Ridge, B.C.,
V2X 9K4
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
TOPP, DONALD                                 /s/ Donald Topp                                         10,000
1837 Creelman Ave., Vancouver, B.C., V6J
1B7
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
FLANGAN, ROBERT                              /s/ Robert Flangan                                      18,000
334 - 1252 Town Centre Blvd., Coquitlam,     /s/ by/for [signature illegible]
B.C., V3E 7R7
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
SIM, JEFF                                    /s/ Jeff Sim                                            10,000
3399 - 196 A Street, Langley, B.C., V3A
7X1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
HAGARTY, TIM                                 /s/ Tim Hagarty                                         10,000
2711 Anchor Way, North Pender Island,
B.C., V0N 2M0
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BALJACK, EDITH                               /s/ Edith Baljack                                       10,000
743 Sydney Ave., Coquitlam, B.C., V3K 3K3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ROZIC, VERA                                 /s/ Vera Rozic                                           10,000
6457 Lougheed Hwy., Burnaby, B.C., V5B 3A1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
YOUNG, DAVE (YVONNE)                         /s/ Dave Young                                          10,000
314 5th Ave., New Westminster, B.C., V3L
1R7
------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------
GEMMA, BEV                                   /s/ Beverly Gemma                                       10,000
6441 Lougheed Hwy., Burnaby, B.C., V5B 3A1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
GABINET, RON & JOAN                          /s/ Ron Gabinet                                         10,000
R.R. 2, Pender Island, B.C.,
V0N 2M2
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
MOORE, THOMAS                                /s/ Tim Moore                                           20,000
2734 Ancor Way, R.R. #1, Pender Island,
V5B 3A1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
MORENA, DENNIS                               /s/ D. Morena                                           10,000
615 Renfrew St., Vancouver, B.C., V5K 4X4
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
KEITH, LEANNE                                /s/ Leanne Keith                                        10,000
5076 Massey Drive, Delta, B.C., V4K 1B5
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
FURCI, CARMEN                                /s/ Carmen Furci                                        20,000
2468 Evergreen St., York Town Heights,
N.Y., 10598
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
WALL, DIANE                                  /s/ Diane Wall                                          15,000
1709 Taralawn Court, Burnaby, B.C., V5B
3H4
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
PURRINO, PAPA                                /s/ [signature illegible]                               10,667
4543 E. Hastings St., Burnaby, B.C., V5C
2K3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
LUNDEN, GLENN                                /s/ Glenn Lunden                                        10,000
9355 Sullivan Street, Burnaby, B.C., V3J
1H6
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
SMELE, LINDA                                 /s/ L. Smele                                            10,000
5854 - 123A St., Surrey, B.C., V3X 1Y3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
REGAN, MELANIE                               /s/ Melanie Regan                                       10,000
32 - 1140 Falcon Dr., Coquitlam, B.C.,
V3E 2J7
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
KENNEY, CHARLENE                             /s/ Charlene Kenney                                     10,000
21830 - 124th Ave., Maple Ridge, B.C.,
V2X 4H9
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
KINNEY, KENNETH                              /s/ Kenneth Kinney                                      14,667
9220 - 206th St., Langley, B.C., V1M 2W8
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
SIMM, KEN                                    /s/ Ken Simm                                            10,000
21723 - 24th Ave., Langley, B.C., V2Z 1P5
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
FOX, JOHN                                    /s/ John Fox                                            10,000
37181 Schooner Way, R.R. #2, Pender
Island, B.C., V0N 2M2
------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------
OLIVER, DOUG                                 /s/ Doug Oliver                                         10,000
4201 Armadale Road, Pender Island, B.C.,
V0N 2M1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
STRIBLEY, HARRIET                            /s/ Harriet Stribley                                    13,333
4309 Bedwell Harbour Rd., Pender Island,
B.C., V0N 2M1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
YOUNG, TERRESA                               /s/ Terresa Young                                       10,000
Box 36, Pender Island, B.C., V0N 2M1
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BEATON, NANCY                                /s/ Nancy Beaton                                        10,000
Unit #45, 12190 - 84th Ave., Surrey,
B.C., V3W 9S5
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
BACHMAN, BEN                                 /s/ Ben Bachman                                         10,000
2889 Norland Ave., Burnaby, B.C., V5B 3A9
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
ATTWELL, WARREN                              /s/ Warren Attwell                                      25,000
3020 Armada St., Coquitlam, B.C., V3C 3S3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
STALMAN, DONALD                              /s/ Donald Stalman                                      10,000
7943 - 108th St., Delta, B.C., V4C 4C3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
HARRIS, MEL                                  /s/ Mel Harris                                          10,000
12808 - 13th Ave., Surrey, B.C., V4A 1B4
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
CHIA, ROBERT                                 /s/ Robert Chia                                         10,000
6507 Elwell St., Burnaby, B.C., V5E 1J9
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
CURLEY, DON                                  /s/ Don Curley                                          33,333
10215 - 107A St., Surrey, B.C., V4N 4N6
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
SPINDLER, DOUG                               /s/ Doug Spindler                                       39,200
6 - 7321 Monteceto Dr., Burnaby, B.C.,
V5A 1R2
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
KARRAM, MICHAEL                              /s/ Michael Karram                                      40,000
4780 E. Hastings St., Burnaby, B.C., V5C
2K7
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
WIEBE, KEN                                   /s/ Ken Wiebe                                           33,350
35187 Pierce Terrace, Abbotsford, B.C,
V2S 7H3
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
MATSEN, DR. JOHN                             /s/ John Matsen                                         53,334
156 W. 3rd St., North Vancouver, B.C.,
V7M 1E8
------------------------------------------- ---------------------------------------- ----------------------------------------
------------------------------------------- ---------------------------------------- ----------------------------------------
HIRSEKORN, BIRND                             /s/ Birnd Hirsekorn                                     33,334
17182 - 21 Ave., Surrey, B.C., V4P 2T4
------------------------------------------- ---------------------------------------- ----------------------------------------